AXS Multi-Strategy Alternatives Fund

Class I Shares: KCMIX

Class R-I Shares: KCMTX

A series of Investment Managers Series Trust II

Supplement dated February 28, 2020 to the

Summary Prospectus dated February 4, 2020.

Effective March 1, 2020 (the “Effective Date”), the minimum initial investment for the AXS Multi-Strategy Alternatives Fund’s (the “Fund”) Class I Shares will be lowered from $250,000 to $5,000. As a result, all references to the minimum initial investment for the Fund’s Class I Shares in the Summary Prospectus are updated accordingly. For subsequent purchases of Fund Shares, there continues to be no required minimum investment amount.

Please retain this Supplement for future reference.